EXHIBIT 10.95.1



    EXHIBIT A


                         [FORM OF NOTE]


     $5,000,000                                      May 17,
1996
                                               New York, New
York

          FOR VALUE RECEIVED, THE AEGIS CONSUMER FUNDING GROUP, INC., a Delaware corporation (the "Borrower"), hereby unconditionally promises to pay the order of GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., a Delaware corporation (the "Lender"), at its office located at
600
     Steamboat Road, Greenwich, Connecticut 06830 or to such other location or account as the Lender shall specify to
     the Borrower from time to time, in Federal or other immediately available funds in lawful money of the
United
     States the principal amount of FIVE MILLION DOLLARS ($5,000,000) or, if less, the aggregate unpaid principal
     amount of the Loans made by the Lender to the Borrower pursuant to the Credit Agreement, dated as of May 17, 1996 (such agreement as it may from time to time be amended, supplemented or otherwise modified being the "Agreement"), among the Borrower, Aegis Consumer Finance., Inc., Aegis Auto Finance, Inc. and the
Lender,
     on the Termination Date.

          The Lender is hereby authorized to record the dates
     and amounts of all Loans made by the Lender to the Borrower under the Agreement and the dates and amounts of
     all payments and prepayments of the principal amount of the Loans on the Schedule (and each continuation thereof)
     attached to and forming a part of this Note. Such recordation shall be conclusive in the absence of manifest error; provided that the failure of the Lender to make any such recordation shall not affect the obligations of the Borrower under this Note or the Agreement. All Loans made by the Lender under the Agreement shall be recorded by the Lender on its books and records.

          The Borrower further promises to pay interest on the
     unpaid principal amount of all Loans made hereunder and under the Agreement from time to time from the date each
     such Loan is made until payment in full thereof to the Lender in like money at the rates and on the dates set forth in the Agreement.

          This Note is the Note referred to in, and is entitled to the benefits, and is subject to the terms, of
     the Agreement, which Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions specified therein.

          Except as otherwise specified in the Agreement, presentment, demand, protest and all other notices of any
     kind are hereby expressly waived by the Borrower.

          Unless otherwise defined herein, defined terms used
     herein shall have the meanings ascribed thereto in the Agreement.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH,
AND
     BE GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.


                              THE AEGIS CONSUMER FUNDING
     GROUP, INC.



                              By:

                              Title:

                                  SCHEDULE TO NOTE




     DATE
     OF
     LOAN
     AMOUNT
     OF
      LOAN
     DATE OF
     PAYMENT/
     PREPAYMENT
     AMOUNT OF
     PAYMENT/
     PREPAYMENT
     INITIALED
         BY